LEASE AGREEMENT

     This lease agreement made and entered into on the thirty first day of January, 2003, by and between Alpine Aviation, Inc., d/b/a/ as Alpine Air, hereinafter referred to as "Lessee", and Mallette Family, LLC hereinafter referred to as "Lessor". Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms and conditions and for the consideration herein set out, the following described aircraft: (See Attached Schedule).


                        Article I  - Term

     The term of this lease shall be for a period of at least Thirty (30) days commencing on January 31, 2003 and ending with a 30 day notice.

                       Article II  -  Rent

     In consideration for the lease of said aircraft, Lessee shall pay Lessor rental according to the attached schedule. This amount payable at the offices of the Lessor, or at the office of the Assignee of the Lessor as hereinafter provided, on the fifth day of each month . In the event such payments are not received on the due date, a service charge in the amount of one percent (1%) of the rental payment shall be added to payment owed, for each day said payment is late. A security deposit totaling $45,000.00 for each Beech 1900 models and a security deposit totaling $25,000.00 for each C-99, must be paid in lieu of January, 2003 fixed monthly payments . All payments are to be made in arrears. All previous deposits classified as "last month lease deposit" shall now become and be classified as a "security deposit". The security deposit shall be refunded in full upon the return of the aircraft, provided it is returned with a fresh inspection and "squawk free", normal wear and tear excepted.


               Article III  -  Delivery and Return

     The aircraft will be delivered to Lessee at Provo, Utah, and shall be returned to Lessor at Provo, Utah on the date set for termination of this lease agreement as specified in Article I. All expenses of delivery and return will be borne by Lessee.

                  Article IV - Base of Aircraft

     Lessor and Lessee agree that the aircraft shall be permanently based at Provo, Utah. Lessee shall not make any change to the permanent base without notifying Lessor in writing.


                Article V - Condition of Aircraft

     Acceptance and delivery of the aircraft by Lessee in the time and manner herein provided, acknowledges by Lessee that said aircraft is fit for use and is in good, safe, serviceable and airworthy condition. Lessee agrees that upon termination of this lease it will return said aircraft to Lessor in the same and as good of condition as when received from Lessor, normal wear and tear excepted. In the event Lessee does not return the aircraft in such condition, Lessor may make necessary repairs to restore the aircraft to such condition and Lessee agrees to reimburse Lessor for any expense involved for such restoration.


                    Article VI - Title and Use

     1. Title to the aircraft remains with the Lessor and the aircraft shall remain under U.S. Registry. Lessor warrants that it is the absolute owner of the aircraft and that it has full right to lease the aircraft to Lessee.

     2. Lessee shall have complete use of the aircraft, restricted, however, to the ordinary purposes of Lessee's business and pleasure. Lessee will not use, operate, maintain or store the aircraft improperly, carelessly, or in violation of this agreement or of any applicable law or regulation, Federal or State, or any instructions furnished therefore by Lessor. Furthermore, Lessee shall not operate the aircraft in any manner which would contravene the uses and purposes stipulated in the insurance policies discussed in Article IX. Nothing herein shall authorize Lessee or any other person to operate the aircraft or to incur any liability of obligation on behalf of Lessor.

             Article VII - Maintenance and Operation

     Lessee is the operator of this aircraft and is responsible for the following:

          1.   Fuel and oil
          2.   All associated normal maintenance
          3.   Crew, salaries, expenses and employee benefits
          4.   Landing fees, customs, etc.
          5.   Hangar rent
          6.   Ferry flights necessary for maintenance
          7.   Insurance

     In addition to the foregoing, Lessee agrees at all times to keep the aircraft in a fully operative condition and completely airworthy; and further to keep said aircraft in mechanical condition adequate to comply with regulations set forth by the Federal Aviation Administration and any other regulations as set forth by any Federal, State or Local governing body, domestic or foreign, having the power to regulate or supervise the aircraft or
the maintenance, use or operation thereof.   Lessor shall have the right at
all reasonable times to inspect the aircraft for purposes of ascertaining compliance with this article.


           Article VIII - Engine Reserves/Replacements

     Lessor hereby agrees to replace, exchange, or repair engines their components and propellers solely at its expense, during the term of this lease. Lessee estimates annual usage to be approximately 1,000 hours per annum.


                      Article IX - Insurance

     1. Lessee shall secure and maintain in effect throughout the term of the lease, insurance policies naming Lessor, and its principal, additional named insured, covering said aircraft as follows:

          A. Full hull coverage, including all risks, payable to Mallette Family LLC both in flight and not in flight, in the amount specified in Attachment #1. In the event that any claims are necessitated, Lessee agrees to pay the deductible amount as provided in such policy.

          B. Liability insurance in the amount of at least $5,000,000 covering, in a single limit, bodily injury and property damage including passenger(s).

          C. Lessee will furnish Lessor with a "Lessee's breach of warranty form" in favor of Lessor and its lender, if any.

          D. Lessee will provide workmen's compensation on any member of the crew, if applicable.

2. In the event of loss or damage to the aircraft, Lessee shall immediately report such loss or damage to Lessor, to the insurance companies underwriting such risk, and to any and all applicable governmental agencies, both Federal and State, and shall furnish such information and execute such documents as may be required and necessary to collect the proceeds from the insurance policies. In this event, the rights, liabilities and obligations of the parties hereto shall be as follows:

          A. In the event that the aircraft is lost or damaged beyond repair, the proceeds of the insurance policy or policies shall by payable to Lessor.

          B. In the event that the aircraft is partially damaged, Lessee shall, at its cost and expense, fully repair the aircraft in order that the aircraft shall be placed in as good as, or the same condition as it was prior to the damage. Lessor shall have the right to approve all repairs made by Lessee.

     3. If said aircraft is damaged, the terms of this agreement shall suspend for a period not to exceed 180 days total for this lease, or until aircraft is placed back into service, whichever occurs first.


                       Article X - Default

     The following events shall constitute default hereunder:

     1. Lessee shall fail to make any payment of rent when due and such failure shall continue unremedied for a period of ten (10) days after written notice thereof by Lessor; or

     2. Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of ten (10) days after written notice thereof by Lessor; or

     3. Any representation or warranty made by Lessee herein or in any document or certificate furnished by Lessee in connection herewith shall prove to have been false in any material respect when made or furnished.

                       Article XI - Pilots

     Lessee agrees that the aircraft will at all times during the term of this lease be operated by safe, careful and duly qualified pilots employed and paid or contracted for by Lessee. Lessee warrants that each of the pilots who will operate the aircraft shall be properly trained and duly qualified and whose licenses are in good standing and who meet the requirements established and specified by the insurance policies attached hereto.


                      Article XII - Notices

     All notices provided for herein shall be submitted in writing and sent by certified mail, addressed to the party to be served at the addresses set forth below, or to such other address as may be designated by such party in a written notice to the other party.

Lessor's Address:                  Lessee's Address:
Mallette Family LLC                Alpine Aviation, Inc. d/b/a, Alpine Air
1177 Alpine Air Way                1177 Alpine Air Way
Provo, Utah 84601                  Provo, Utah 84601

                     Article XIII - Remedies

     Upon the occurrence of any event of default and at any time thereafter, so long as the same shall be continuing, Lessor may, at its option, declare this agreement to be in default and at any time thereafter, so long as Lessee shall not have remedied to all outstanding defaults, have and exercise all remedies at law and in equity, including without limitation to the following:

     1. Declare the entire amount of rent hereunder immediately due and payable without notice or demand to Lessee.

     2. Recover from the Lessee an amount equal to the unpaid balance due and to become due during the term of this agreement.

              Article XIV - Lessor's Right to Assign

     It is understood that Lessor contemplates assigning this lease and that such assignee may also assign this lease. All rights of Lessor shall be succeeded to by the Assignee or Assignees under any such assignment and said Assignee's title to this lease, to rental herein provided, shall be free from all defense, set offs and counterclaims to which Lessee may be entitled to assess against Lessor; it being understood and agreed that any such Assignee does not assume any obligations of Lessor, and that the Lessee may separately claim against Lessor any matters which Lessee may be entitled to assert against Lessor.

                  Article XV - Truth in Leasing

     The undersigned Lessee certifies that it is responsible for operational control of the aircraft during the terms of this lease and that it understands its responsibilities for compliance with applicable Federal Aviation Administration regulations.

                       Article XVI - Taxes

     During the term of this agreement, Lessee shall be responsible for all taxes including, but not limited to sales taxes and central assessment taxes.

                   Article XVII  - Modification

     This agreement may be modified only by a written instrument executed by both parties hereto.

                 Article XVIII  - Binding Effect

     This agreement shall be binding upon the parties hereto, their successors, assigns and legal representatives.

                 Article XIX  - Entire Agreement

     The terms and conditions of this agreement constitute the entire agreement and supersede all previous negotiations, representations and agreements between the parties, whether written or oral.

                   Article XX  - Applicable Law

     This agreement shall be construed and performance shall be governed under the laws of the State of Utah.


          January 31, 2003         Alpine Aviation, Inc. d/b/a, Alpine Air
          ----------------                    Lessee
                Dated

                                   By:/s/Bill Distefano
          ----------------            ------------------------------------
              Witness                 Bill Distefano, President

                                      Mallette Family, LLC

                                      Lessor

                                   By:/s/Eugene R. Mallette
                                      ------------------------------------
                                        Eugene R.  Mallette, President

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                         LEASE AGREEMENT

     This lease agreement made and entered into on the thirty first day of January, 2003,by and between Alpine Aviation, Inc., d/b/a/ as Alpine Air, hereinafter referred to as "Lessee", and CLB Corporation hereinafter referred to as "Lessor". Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms and conditions and for the consideration herein set out, the following described aircraft: (See Attached Schedule).


                        Article I  - Term

     The term of this lease shall be for a period of at least Thirty (30) days commencing on January 31,2003 and ending with a 30 day notice.

                       Article II  -  Rent

     In consideration for the lease of said aircraft, Lessee shall pay
Lessor rental according to the attached schedule. This amount payable at the offices of the Lessor, or at the office of the Assignee of the Lessor as hereinafter provided, on the fifth day of each month . In the event such payments are not received on the due date, a service charge in the amount of one percent (1%) of the rental payment shall be added to payment owed, for each day said payment is late. A security deposit totaling $23,000.00 for each B-99 and a security deposit totaling $25,000.00 for each C-99, must be paid in lieu of January, 2003 fixed monthly payments. All payments are to be made in arrears. All previous deposits classified as "last month lease deposit" shall now become and be classified as a "security deposit". The security deposit shall be refunded in full upon the return of the aircraft, provided it is returned with a fresh inspection and "squawk free", normal wear and tear excepted.


               Article III  -  Delivery and Return

     The aircraft will be delivered to Lessee at Provo, Utah, and shall be returned to Lessor at Provo, Utah on the date set for termination of this lease agreement as specified in Article I. All expenses of delivery and return will be borne by Lessee.

                  Article IV - Base of Aircraft

     Lessor and Lessee agree that the aircraft shall be permanently based at Provo, Utah. Lessee shall not make any change to the permanent base without notifying Lessor in writing.


                Article V - Condition of Aircraft

     Acceptance and delivery of the aircraft by Lessee in the time and manner herein provided, acknowledges by Lessee that said aircraft is fit for use and is in good, safe, serviceable and airworthy condition. Lessee agrees that upon termination of this lease it will return said aircraft to Lessor in the same and as good of condition as when received from Lessor, normal wear and tear excepted. In the event Lessee does not return the aircraft in such condition, Lessor may make necessary repairs to restore the aircraft to such condition and Lessee agrees to reimburse Lessor for any expense involved for such restoration.


                    Article VI - Title and Use

     1. Title to the aircraft remains with the Lessor and the aircraft shall remain under U.S. Registry. Lessor warrants that it is the absolute owner of the aircraft and that it has full right to lease the aircraft to Lessee.

     2. Lessee shall have complete use of the aircraft, restricted, however, to the ordinary purposes of Lessee's business and pleasure. Lessee will not use, operate, maintain or store the aircraft improperly, carelessly, or in violation of this agreement or of any applicable law or regulation, Federal or State, or any instructions furnished therefore by Lessor. Furthermore, Lessee shall not operate the aircraft in any manner which would contravene the uses and purposes stipulated in the insurance policies discussed in Article IX. Nothing herein shall authorize Lessee or any other person to operate the aircraft or to incur any liability of obligation on behalf of Lessor.

             Article VII - Maintenance and Operation

     Lessee is the operator of this aircraft and is responsible for the following:

          1.   Fuel and oil
          2.   All associated normal maintenance
          3.   Crew, salaries, expenses and employee benefits
          4.   Landing fees, customs, etc.
          5.   Hangar rent
          6.   Ferry flights necessary for maintenance
          7.   Insurance

     In addition to the foregoing, Lessee agrees at all times to keep the aircraft in a fully operative condition and completely airworthy; and further to keep said aircraft in mechanical condition adequate to comply with regulations set forth by the Federal Aviation Administration and any other regulations as set forth by any Federal, State or Local governing body, domestic or foreign, having the power to regulate or supervise the aircraft
or  the maintenance, use or operation thereof.   Lessor shall have the right
at all reasonable times to inspect the aircraft for purposes of ascertaining compliance with this article.


           Article VIII - Engine Reserves/Replacements

     Lessor hereby agrees to replace, exchange, or repair engines their components and propellers solely at its expense, during the term of this lease. Lessee estimates annual usage to be approximately 1,000 hours per annum.


                      Article IX - Insurance

     1. Lessee shall secure and maintain in effect throughout the term of the lease, insurance policies naming Lessor, and its principal, additional named insured, covering said aircraft as follows:

          A. Full hull coverage, including all risks, payable to CLB Corporation both in flight and not in flight, in the amount specified in Attachment #1. In the event that any claims are necessitated, Lessee agrees to pay the deductible amount as provided in such policy.

          B. Liability insurance in the amount of at least $5,000,000 covering, in a single limit, bodily injury and property damage including passenger(s).

          C. Lessee will furnish Lessor with a "Lessee's breach of warranty form" in favor of Lessor and its lender, if any.

          D. Lessee will provide workmen's compensation on any member of the crew, if applicable.

2. In the event of loss or damage to the aircraft, Lessee shall immediately report such loss or damage to Lessor, to the insurance companies underwriting such risk, and to any and all applicable governmental agencies, both Federal and State, and shall furnish such information and execute such documents as may be required and necessary to collect the proceeds from the insurance policies. In this event, the rights, liabilities and obligations of the parties hereto shall be as follows:

          A. In the event that the aircraft is lost or damaged beyond repair, the proceeds of the insurance policy or policies shall by payable to Lessor.

          B. In the event that the aircraft is partially damaged, Lessee shall, at its cost and expense, fully repair the aircraft in order that the aircraft shall be placed in as good as, or the same condition as it was prior to the damage.
               Lessor shall have the right to approve all repairs made by Lessee.

     3. If said aircraft is damaged, the terms of this agreement shall suspend for a period not to exceed 180 days total for this lease, or until aircraft is placed back into service, whichever occurs first.


                       Article X - Default

     The following events shall constitute default hereunder:

     1. Lessee shall fail to make any payment of rent when due and such failure shall continue unremedied for a period of ten (10) days after written notice thereof by Lessor; or

     2. Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of ten (10) days after written notice thereof by Lessor; or

     3. Any representation or warranty made by Lessee herein or in any document or certificate furnished by Lessee in connection herewith shall prove to have been false in any material respect when made or furnished.

                       Article XI - Pilots

     Lessee agrees that the aircraft will at all times during the term of this lease be operated by safe, careful and duly qualified pilots employed and paid or contracted for by Lessee. Lessee warrants that each of the pilots who will operate the aircraft shall be properly trained and duly qualified and whose licenses are in good standing and who meet the requirements established and specified by the insurance policies attached hereto.


                      Article XII - Notices

     All notices provided for herein shall be submitted in writing and sent by certified mail, addressed to the party to be served at the addresses set forth below, or to such other address as may be designated by such party in a written notice to the other party.

Lessor's Address:                  Lessee's Address:
CLB Corporation                    Alpine Aviation, Inc. d/b/a, Alpine Air
1177 Alpine Air Way.               1177 Alpine Air Way
Provo, Utah 84601                  Provo, Utah 84601

                     Article XIII - Remedies

     Upon the occurrence of any event of default and at any time thereafter, so long as the same shall be continuing, Lessor may, at its option, declare this agreement to be in default and at any time thereafter, so long as Lessee shall not have remedied to all outstanding defaults, have and exercise all remedies at law and in equity, including without limitation to the following:


     1. Declare the entire amount of rent hereunder immediately due and payable without notice or demand to Lessee.

     2. Recover from the Lessee an amount equal to the unpaid balance due and to become due during the term of this agreement.

              Article XIV - Lessor's Right to Assign

     It is understood that Lessor contemplates assigning this lease and that such assignee may also assign this lease. All rights of Lessor shall be succeeded to by the Assignee or Assignees under any such assignment and said Assignee's title to this lease, to rental herein provided, shall be free from all defense, set offs and counterclaims to which Lessee may be entitled to assess against Lessor; it being understood and agreed that any such Assignee does not assume any obligations of Lessor, and that the Lessee may separately claim against Lessor any matters which Lessee may be entitled to assert against Lessor.

                  Article XV - Truth in Leasing

     The undersigned Lessee certifies that it is responsible for operational control of the aircraft during the terms of this lease and that it understands its responsibilities for compliance with applicable Federal Aviation Administration regulations.

                       Article XVI - Taxes

     During the term of this agreement, Lessee shall be responsible for all taxes including, but not limited to sales taxes and central assessment taxes.

                   Article XVII  - Modification

     This agreement may be modified only by a written instrument executed by both parties hereto.

                 Article XVIII  - Binding Effect

     This agreement shall be binding upon the parties hereto, their successors, assigns and legal representatives.

                 Article XIX  - Entire Agreement

     The terms and conditions of this agreement constitute the entire agreement and supersede all previous negotiations, representations and agreements between the parties, whether written or oral.

                   Article XX  - Applicable Law

     This agreement shall be construed and performance shall be governed under the laws of the State of Utah.


          January 31, 2003         Alpine Aviation, Inc. d/b/a, Alpine Air
          ----------------                   Lessee
                Dated
                                   By:    /s/Bill Distefano
           /s/                           ------------------------------------
          ----------------               Bill Distefano, President
              Witness

                                      CLB Corporation

                                      Lessor

                                   By:    /s/Eugene R. Mallette
                                         ------------------------------------
                                         Eugene R.  Mallette, President
                                6